UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2005

                               Indigo-Energy, Inc.
                        (Formerly Procare America, Inc.)
                        --------------------------------
               (Exact name of Registrant as specified in charter)


          Nevada                       2-75313                    84-0871427
 ---------------------------          ----------                ---------------
(State or other jurisdiction         (Commission               (I.R.S. Employer
     of incorporation)               File Number)               Identification)


13350 Random Hills Road, Suite 800, Fairfax, VA                       22030
-----------------------------------------------                       -----
  (Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code:       703 934 6189
                                                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in or Disagreements with Certifying Accountants on Accounting and Financial Disclosures.

Stirtz Bernards Boyden Surdel & Larter, P.A., had been the auditor for Procare America, Inc., for the fiscal year ended June 30, 2001, which was the last fiscal year for which audited statements were filed. Stirtz Bernards Boyden Surdel & Larter, P.A., merged into Wipfli LLP in 2003. Wipfli LLP was never engaged by Procare America, Inc. In December 2005, the Company dismissed Stirtz Bernards Boyden Surdel & Larter, P.A. The audit reports of Stirtz Bernards Boyden Surdel & Larter, P.A. on our financial statements as of and for the years ended June 30, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, the opinion did contain an uncertainty as to Procare America, Inc.'s ability to continue as a going concern.

In connection with the audit of the financial statements prepared for the fiscal years ended June 30, 2005, 2004, 2003, and 2002 and to the date of dismissal, the Registrant had no disagreements with Stirtz Bernards Boyden Surdel & Larter, P.A. with respect to accounting principles or practices, financial statement disclosure, or auditing scope or procedures of the type discussed in Item 304(a)(iv) of Regulation S-B.

In December 2005, the Registrant engaged Michael F. Cronin, CPA, as the new principal independent accountant for the Company. The board of directors has approved the change of accountants.

For the fiscal years ended June 30, 2005, 2004, 2003, and 2002, Michael F. Cronin, CPA, including the subsequent interim periods through the date of the appointment of Michael F. Cronin CPA, neither the Registrant, nor anyone on its behalf, consulted with Michael F. Cronin, CPA regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

The Registrant has provided Wipfli LLP, as successors to Stirtz Bernards Boyden Surdel & Larter, P.A., with a copy of this report prior to filing it with the Securities and Exchange Commission (SEC). We requested that Wipfli LLP, as successors to Stirtz Bernards Boyden Surdel & Larter, P.A., furnish separate letters addressed to the SEC stating whether the firm concurs with the above statements. The letter from Wipfli LLP, as successors to Stirtz Bernards Boyden Surdel & Larter, P.A., is attached as Exhibit 16.1 to this Form 8-K.


Item 9.1 Financial Statements and Exhibits


(d)  Exhibits


     16.1 Letter from Stirtz Bernards Boyden Surdel & Larter, P.A. dated January 27, 2006. Incorporated by Reference from Current Report on Form 8-K dated February 2, 2006


                                   SIGNATURES

     Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Indigo-Energy, Inc.
                                                  (Registrant)

                                               /s/ DAVID LARSON
                                               ----------------
                                               (Signature)
Date: May 1, 2006                              DAVID LARSON